Janus Investment Fund

Janus Henderson Global Unconstrained Bond Fund

Supplement dated February 4, 2019

to Currently Effective Prospectuses

Effective March 1, 2019, William H. Gross, the Portfolio Manager for Janus Henderson Global Unconstrained Bond Fund (the “Fund”) intends to retire. In connection with Mr. Gross’ retirement, effective on or about February 15, 2019, Nick Maroutsos will become the new Portfolio Manager of the Fund, and the Fund will change its name to Janus Henderson Absolute Return Income Opportunities Fund. The Fund’s investment objective and principal investment strategies are not changing, and the name change is intended to align the Fund’s name to other Janus Henderson products managed by Mr. Maroutsos using the absolute return income investment approach.

The Fund is expected to experience increased shareholder redemptions as a result of the above changes, which may cause the Fund to sell portfolio securities at times when it would not otherwise do so. As a result, the Fund may deviate from its stated investment strategies and policies in order to meet redemption requests. Increased shareholder redemptions and efforts to realign the Fund’s portfolio to reflect Mr. Maroutsos’ investment approach may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and will also increase transaction costs. In addition, increased shareholder redemptions would result in the Fund’s current expenses being allocated over a smaller asset base, which would lead to an increase in the Fund’s expense ratio, but will not alter the expense caps currently in place for each share class of the Fund.

Based on the above changes, effective on or about February 15, 2019, the Fund’s prospectuses are amended as follows:

1.	Under “Management” in the Fund Summary section of the Fund’s prospectuses, the following paragraph replaces the corresponding paragraph in its entirety:

Portfolio Manager: Nick Maroutsos is Executive Vice President and Portfolio Manager of the Fund, which he has managed since February 2019.

2.

Under “Investment Personnel — Janus Henderson Global Unconstrained Bond Fund” in the Management of the Funds section of the Fund’s prospectuses, the following information replaces the corresponding information in its entirety:

Nick Maroutsos is Executive Vice President and Portfolio Manager of the Fund, which he has managed since February 2019. Mr. Maroutsos is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 2015, and is a member of the Janus Global Macro leadership team. Prior to joining Janus Capital, Mr. Maroutsos was a Founder and Managing Director of Kapstream Capital, now a Janus Henderson subsidiary. Prior to forming Kapstream Capital in 2006, Mr. Maroutsos held positions with Pacific Investment Management Company LLC from 1999 to 2005. Mr. Maroutsos holds a Bachelor of Arts in Economics from the University of California at San Diego and an MBA from the UCLA Anderson School of Management.

Effective on or about February 15, 2019, all references to William H. Gross are deleted from the Fund’s prospectuses.

Please retain this Supplement with your records.

Janus Investment Fund

Janus Henderson Global Unconstrained Bond Fund

Supplement dated February 4, 2019

to Currently Effective Statement of Additional Information

Effective March 1, 2019, William H. Gross, the Portfolio Manager for Janus Henderson Global Unconstrained Bond Fund (the “Fund”) intends to retire. In connection with Mr. Gross’ retirement, effective on or about February 15, 2019, Nick Maroutsos will become the new Portfolio Manager of the Fund, and the Fund will change its name to Janus Henderson Absolute Return Income Opportunities Fund.

Based on the above changes, effective on or about February 15, 2019, the Fund’s statement of additional information (the “SAI”) is amended as follows:

1.	Under “Janus Henderson Investment Personnel” in the Trustees and Officers section of the Fund’s SAI, the following information is added to the table entitled “Other Accounts Managed”:

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Nick Maroutsos(1)*	Number of Other Accounts Managed	1	4	16(2)
	Assets in Other Accounts Managed	$855.41M	$4,766.30M	$3,918.78M
(1)	Effective on or about February 15, 2019, Portfolio Manager Nick Maroutsos assumed responsibility for the day-to-day management of Janus Henderson Global Unconstrained Bond Fund.
(2)	Four of the accounts included in the total, consisting of $836.44M of the total assets of the category, have performance-based advisory fees.
*	As of December 31, 2018.

2.	Under “Ownership of Securities” in the Trustees and Officers section of the Fund’s SAI, the following information is added to the table:

Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed		Aggregate Dollar Range of Equity Securities in Janus Henderson Funds

Nick Maroutsos(1)*	Janus Henderson Global Unconstrained Bond Fund	$10,001-$50,000	$100,001-$500,000
(1)	Effective on or about February 15, 2019, Portfolio Manager Nick Maroutsos assumed responsibility for the day-to-day management of Janus Henderson Global Unconstrained Bond Fund.
*	As of December 31, 2018.

Effective on or about February 15, 2019, all references to William H. Gross are deleted from the Fund’s SAI.

Please retain this Supplement with your records.